Legg Mason Opportunity Trust

            Supplement to the Prospectuses dated May 1, 2004 for the Primary Class Shares, Institutional Class Shares and Financial Intermediary
                                  Class Shares

The first sentence of the section Principal investment strategies is replaced with the following:

The fund invests in securities, derivatives, and other financial instruments that, in the adviser's opinion, offer the opportunity for long-term growth of capital.

The following paragraphs are added under the heading "Principal Risks":

Options, Futures and Other Derivatives:

Derivatives are instruments the prices of which are derived from the value or performance of an underlying security, index, instrument, or other asset. Investments in derivatives such as options, futures, forward contracts, swap agreements, caps, floors, collars, and indexed securities carry many of the risks of the underlying instruments and create additional risks that are not associated with direct investments in the securities or other assets underlying the derivatives. These risks may cause the fund to experience higher losses than a fund that does not use derivatives. These investments may also create leverage and, as a result, may cause the fund to increase or decrease in value more quickly than would an investment in the underlying security, index, instrument, or other asset.

Commodity Derivatives:

Commodity Derivatives are derivatives in which the underlying asset is a commodity or has the characteristics of a commodity. Investments in commodity derivatives entail significant risk including risk of loss of a significant portion of their principal value. Because the performance of these investments is derived from the underlying commodity prices, these investments are subject to the movements of prices in the potentially volatile commodity markets. These investments may also create leverage and as a result may cause the fund to increase or decrease in value more quickly than would an investment in the underlying asset.


This supplement should be retained with your Prospectus for future reference.


                    This supplement is dated March 15, 2005.

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                          Legg Mason Opportunity Trust

     Supplement to the Statement of Additional Information dated May 1, 2004 Primary Class Shares, Institutional Class Shares and Financial Intermediary
                                  Class Shares

The following paragraph is currently included under the heading "Investment Strategies and Risks - Options, Futures and Other Strategies - GENERAL":

         Generally, the fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the fund is authorized to invest in foreign securities, it may purchase and sell foreign currency and euro derivatives.

The preceding paragraph is replaced in its entirety with the following:

         Generally, the fund may purchase and sell any type of Financial Instrument in an attempt to achieve the fund's investment objective.


This supplement should be retained with your Statement of Additional Information for future reference.


                    This supplement is dated March 15, 2005.